UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2013 (October 31, 2013)

SPECTRA ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-33556	41-2232463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court

Houston, Texas 77056

(Address of principal executive offices)

(713) 627-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 2, 2013, Spectra Energy Partners, LP (the Partnership) filed a Current Report on Form 8-K (the Initial Report) to report, among other things, the closing of its acquisition of a 40% ownership interest in the U.S. portion of the Express-Platte Pipeline System (Express Holdings (USA) Inc., or Express US) and a 100% ownership interest in the Canadian portion of the Express-Platte Pipeline System (Express Canada) from subsidiaries of Spectra Energy Corp (SE Corp).

On August 5, 2013, the Partnership entered into a Contribution Agreement with SE Corp, pursuant to which SE Corp agreed to contribute to the Partnership substantially all of SE Corp’s interests in its subsidiaries that own U.S. transmission and storage and liquids assets (as more fully defined in Note 1 to the unaudited condensed combined financial statements of the Contributed Entities filed as Exhibit 99.4 to this Current Report on Form 8-K/A), including the remaining 60% ownership interest in Express US, and to assign to the Partnership its interests in certain related contracts (collectively, the Dropdown Transactions).

On August 29, 2013, the Partnership filed an amendment to the Initial Report to provide certain audited and unaudited interim financial statements of Express US, Express Canada and the Contributed Entities, and unaudited pro forma condensed combined consolidated financial information of the Partnership which reflected the probable consummation of the Dropdown Transactions.

On November 1, 2013, the Partnership filed a Current Report on Form 8-K (the First Closing Report) to report, among other things, the closing on November 1, 2013 of substantially all of the Dropdown Transactions (the First Closing). The remaining closings of the Dropdown Transactions are expected to occur at least 12 months following the First Closing (the Second Closing) and at least 12 months following the Second Closing (the Third Closing).

The Partnership is filing this amendment to the First Closing Report to provide, in accordance with Item 9.01(a)(4) of Form 8-K, certain audited and unaudited financial statements of Express US and the Contributed Entities, and, in accordance with Item 9.01(b)(1) of Form 8-K, unaudited pro forma condensed combined consolidated financial information of the Partnership which reflects the consummation of the First Closing and the probable consummation of the Second Closing and the Third Closing. These financial statements and financial information are furnished as exhibits to this Current Report on Form 8-K/A.

No other modifications to the First Closing Report are being made by this amendment. This amendment should be read in conjunction with the First Closing Report, which provides a more complete description of the Dropdown Transactions.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Audited consolidated financial statements of Express Holdings (USA) Inc. as of and for the years ended December 31, 2012, 2011, and 2010 (filed as Exhibit No. 99.1 to Form 8-K/A of Spectra Energy Partners, LP on August 29, 2013).

Unaudited condensed consolidated financial statements of Express US (formerly Express Holdings (USA) Inc.) as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012

Audited combined financial statements of the Contributed Entities as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011, and 2010 (filed as Exhibit No. 99.5 to Form 8-K/A of Spectra Energy Partners, LP on August 29, 2013).

Unaudited condensed combined financial statements of the Contributed Entities as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined consolidated financial information of Spectra Energy Partners, LP as of and for the nine months ended September 30, 2013 and for the years ended December 31, 2012, 2011, and 2010.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP related to Express Holdings (USA) Inc. (filed as Exhibit No. 23.1 to Form 8-K/A of Spectra Energy Partners, LP on August 29, 2013).

23.2	Consent of Deloitte & Touche LLP related to Contributed Entities (filed as Exhibit No. 23.3 to Form 8-K/A of Spectra Energy Partners, LP on August 29, 2013).

99.1	Audited consolidated financial statements of Express Holdings (USA) Inc. (filed as Exhibit No. 99.1 to Form 8-K/A of Spectra Energy Partners, LP on August 29, 2013).

*99.2	Unaudited condensed consolidated financial statements of Express US (formerly Express Holdings (USA) Inc.).

99.3	Audited combined financial statements of the Contributed Entities (filed as Exhibit No. 99.5 to Form 8-K/A of Spectra Energy Partners, LP on August 29, 2013).

*99.4	Unaudited condensed combined financial statements of the Contributed Entities.

*99.5	Unaudited pro forma condensed combined consolidated financial information of Spectra Energy Partners, LP.

*	filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

By:	Spectra Energy Partners (DE) GP, LP, its general partner

By:	Spectra Energy Partners GP, LLC, its general partner

Date: November 18, 2013

/s/ J. Patrick Reddy
J. Patrick Reddy Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP related to Express Holdings (USA) Inc. (filed as Exhibit No. 23.1 to Form 8-K/A of Spectra Energy Partners, LP on August 29, 2013).

23.2	Consent of Deloitte & Touche LLP related to Contributed Entities (filed as Exhibit No. 23.3 to Form 8-K/A of Spectra Energy Partners, LP on August 29, 2013).

99.1	Audited consolidated financial statements of Express Holdings (USA) Inc. (filed as Exhibit No. 99.1 to Form 8-K/A of Spectra Energy Partners, LP on August 29, 2013).

*99.2	Unaudited condensed consolidated financial statements of Express US (formerly Express Holdings (USA) Inc.).

99.3	Audited combined financial statements of the Contributed Entities (filed as Exhibit No. 99.5 to Form 8-K/A of Spectra Energy Partners, LP on August 29, 2013).

*99.4	Unaudited condensed combined financial statements of the Contributed Entities.

*99.5	Unaudited pro forma condensed combined consolidated financial information of Spectra Energy Partners, LP.

*	filed herewith.

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